UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 23, 1998





                           PRECISION AUTO CARE, INC.
             (Exact name of registrant as specified in its charter)


           Virginia                    1-14510                   54-1847851
 (State or other jurisdiction      (Commission File)      (IRS Employer ID No.)
of incorporation or organization)

            748 Miller Drive, S.E.
              Leesburg, Virginia                                     20175
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:  (703) 777-9095




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ITEM 5.  Other Events.

                  A copy of the Registrant's press release dated September 21, 1998 is attached hereto as Exhibit 99 and incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits.

                  (c)      Exhibits

                           99 Press Release of Precision Auto Care, Inc., dated September 21, 1998.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Leesburg, Virginia, on September 23, 1998.

                                       Precision Auto Care, Inc.


                                       By:______________________________________
                                            Arnold Janofsky
                                            Senior Vice President, Secretary and
                                               General Counsel


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